UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 19, 2022
BMW Vehicle Lease Trust 2022-1
(Exact name of issuing entity as specified in its charter)
Central Index Key number: 0001880433
BMW Auto Leasing LLC
(Exact name of depositor/registrant as specified in its charter)
Central Index Key number: 0001126530
BMW Financial Services NA, LLC
(Exact name of sponsor as specified in its charter)
Central Index Key number: 0001541188
Financial Services Vehicle Trust
(Exact name of co-registrant as specified in its charter)
Central Index Key number: 0001126525
Delaware	333-260903 333-260903-02	22-2013053
(State or other jurisdiction of incorporation)	(Commission File Number of registrant and issuing entity, respectively)	(Registrant’s IRS Employer Identification No.)

300 Chestnut Ridge Road, Woodcliff Lake, New Jersey	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 307-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01.	Other Events
Morgan, Lewis & Bockius LLP has been retained by this Registrant as counsel for its Registration Statement on Form SF-3 (Commission File No. 333-227645) in connection with various transactions.  Legal opinions by Morgan, Lewis & Bockius LLP and Richards, Layton & Finger, P.A. to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 5.2 and Exhibit 8.1.
Item 9.01.	Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description
5.1	Opinion of Morgan, Lewis & Bockius LLP as to legality (including consent of such firm).
5.2	Opinion of Richards, Layton & Finger, P.A. as to due authorization, enforceability and legality (including consent of such firm).
8.1	Opinion of Morgan, Lewis & Bockius LLP as to certain tax matters (including consent of such firm).
23.1	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.1 and Exhibit 8.1).
23.2	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.2).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BMW VEHICLE LEASE TRUST 2022-1
By:      BMW Financial Services NA, LLC,
as Administrator
By:  /s/ Ole Jensen
Name:        Ole Jensen
Title:            Vice President – Finance & Chief Financial Officer
By:  /s/ Christian Kunz
Name:       Christian Kunz
Title:            Treasurer

FINANCIAL SERVICES VEHICLE TRUST
By:      BMW Financial Services NA, LLC,
as Servicer
By:  /s/ Ole Jensen
Name:        Ole Jensen
Title:            Vice President – Finance & Chief Financial Officer
By: /s/ Christian Kunz
Name:       Christian Kunz
Title:            Treasurer

BMW AUTO LEASING LLC
By:      BMW Financial Services NA, LLC,
as Managing Member
By:  /s/ Ole Jensen
Name:   Ole Jensen
Title:   Vice President – Finance & Chief Financial Officer
By:   /s/ Christian Kunz
Name: Christian Kunz
Title:    Treasurer

Dated: January 19, 2022